UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 3, 2017

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to Air Lease Corporation’s (the “Company’s”) stockholders at the 2017 Annual Meeting of Stockholders held on May 3, 2017:

1)	The election of eight directors to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

2)	The ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017.

3)	The advisory approval of 2016 compensation awarded to named executive officers.

Holders of our Class A Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to, each matter are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Matthew J. Hart	84,108,512	281,822	193,599	10,337,818
Cheryl Gordon Krongard	82,996,819	1,393,781	193,333	10,337,818
Marshall O. Larsen	83,997,591	390,218	196,124	10,337,818
Robert A. Milton	83,025,993	1,363,871	194,069	10,337,818
John L. Plueger	84,142,272	243,815	197,846	10,337,818
Ian M. Saines	84,141,836	244,526	197,571	10,337,818
Dr. Ronald D. Sugar	80,904,568	3,485,682	193,683	10,337,818
Steven F. Udvar-Házy	84,009,802	363,820	210,311	10,337,818

The eight nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Ratification of KPMG LLP as Air Lease Corporation’s Independent Registered Public Accounting Firm for 2016

The results of the voting were 94,661,992 for, 55,594 against and 204,165 abstentions. There were no broker non-votes on this matter. The appointment of KPMG LLP was ratified for 2017.

Advisory Approval of 2016 Compensation Awarded to Named Executive Officers

The results of the voting were 64,738,941 for, 19,490,796 against, 354,196 abstentions and 10,337,818 broker non-votes. The 2016 compensation awarded to Air Lease Corporation’s named executive officers was approved on an advisory basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION
Date: May 5, 2017	/s/ Carol H. Forsyte
Carol H. Forsyte
Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer